Exhibit 10.1

AMENDMENT NO. 2 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), is dated as of June 26, 2018, and made by and among RHP HOTEL PROPERTIES, LP, a Delaware limited partnership, (together with any permitted successors and assigns, the “Borrower”), RYMAN HOSPITALITY PROPERTIES, INC. (“Parent”), the GUARANTORS party to the Existing Credit Agreement (as defined below) (the “Guarantors”), the PLEDGORS party to the Pledge Agreement (as defined in the Existing Credit Agreement) (the “Pledgors”), the TRANCHE B TERM LENDERS (as defined in the Existing Credit Agreement) party hereto with respect to the 11.13 Amendment (as defined below) (the “Consenting Tranche B Term Lenders”), all of the TRANCHE B TERM LENDERS party to the Existing Credit Agreement after giving effect to the Master Assignment (as defined below) (the “Current Tranche B Term Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

RECITALS

WHEREAS, pursuant to the Fifth Amended and Restated Credit Agreement, dated as of May 11, 2017, by and among the Borrower, the Parent, the Lenders from time to time party thereto, and the Administrative Agent, as amended pursuant to Amendment No. 1 to Fifth Amended and Restated Credit Agreement, dated as of May 23, 2017 (as may have been further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among other things, the Tranche B Term Lenders party thereto disbursed to the Borrower a senior secured Tranche B Term Loan Facility in the original principal amount of Five Hundred Million Dollars ($500,000,000). The Existing Credit Agreement, as amended by the 11.13 Amendment (as defined below) and the Repricing Amendment (as defined below), is herein referred to as the “Credit Agreement”)

WHEREAS, the Borrower has requested, and the Administrative Agent and the Consenting Tranche B Term Lenders have agreed, to provide the Borrower with the ability to replace non-consenting Tranche B Term Lenders with Eligible Assignees, and to amend certain provisions of the Existing Credit Agreement related thereto. The amendment described in this recital paragraph and set forth in Section 2 below is referred to herein as the “11.13 Amendment”. The Consenting Tranche B Term Lenders comprise the Required Lenders of the Class of Tranche B Term Lenders existing prior to the effectiveness of the Master Assignment (as defined below).

WHEREAS, immediately following the effectiveness of the 11.13 Amendment, certain of the Tranche B Term Lenders shall assign their portions of the Tranche B Term Loans to Deutsche Bank AG New York Branch pursuant to the terms of the new Section 11.13 of the Credit Agreement (such assignments, collectively, the “Master Assignment”), which Master Assignment shall be deemed effective immediately following the effectiveness of the 11.13 Amendment and immediately prior to Repricing Amendment. After giving effect to the Master Assignment, the Current Tranche B Term Lenders shall comprise the entire Class of Tranche B Term Lenders under the Credit Agreement.

WHEREAS, the Borrower has requested, and the Administrative Agent and the Current Tranche B Term Lenders have agreed, effective immediately following the Master Assignment, (i) to reduce the Applicable Margin applicable to the Tranche B Term Loan Facility to two percent (2.00%), (ii) to extend the date of commencement of any Excess Cash Flow payments by one (1) year, (iii) to extend the date that the prepayment fee required in connection with a Repricing Event reduces to 0% to be the six-month anniversary of the Amendment No. 2 Effective Date, and (iv) to amend certain provisions of the Existing Credit Agreement related thereto. The amendments described in this recital paragraph and set forth in Section 3 below are referred to collectively as the “Repricing Amendment”.

WHEREAS, pursuant to Section 11.01 of the Existing Credit Agreement, the Parent, the Borrower, the Loan Parties, all of the Consenting Tranche B Term Lenders and the Administrative Agent, agree to amend the Existing Credit Agreement in order to effectuate the 11.13 Amendment on the terms set forth herein.

WHEREAS, pursuant to Section 11.01 of the Existing Credit Agreement, the Parent, the Borrower, the Loan Parties, all of the Current Tranche B Term Lenders and the Administrative Agent, agree to amend the Existing Credit Agreement in order to effectuate the Repricing Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Existing Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Agreement becomes effective, refer to the Existing Credit Agreement as amended hereby. For the avoidance of doubt, from and after the Amendment No. 2 Effective Date, any references to “date hereof” or “date of this agreement” in the Existing Credit Agreement shall continue to refer to May 11, 2017.

SECTION 2. 11.13 Amendment. The Existing Credit Agreement is, effective as of the Amendment No. 2 Effective Date and immediately prior to the effectiveness of the Master Assignment and the Repricing Amendment, hereby amended as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined term (and the corresponding definition) thereto:

“Non-Consenting Tranche B Term Lender” means (i) any Tranche B Term Lender that does not approve any consent, approval, amendment or waiver that (a) requires the consent of all Tranche B Term Lenders or all affected Tranche B Term Lenders in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders of the Class of Tranche B Term Lenders.

(b) Section 11.13 of the Existing Credit Agreement is hereby amended and restated in its entirety with the following:

“11.13. Replacement of Lenders.

If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender or a Non-Consenting Tranche B Term Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, provided no Default or Event of Default then exists, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 11.06(b);

(b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

(d) such assignment does not conflict with applicable Laws; and

(e) in the case of any assignment resulting from a Tranche B Term Lender becoming a Non-Consenting Tranche B Term Lender, the applicable assignee shall have consented to the applicable consent, approval, amendment or waiver.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender (or, in the case of a Non-Consenting Tranche B Term Lender, a grant of the applicable consent by such Lender) or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each Lender required to make an assignment or delegation pursuant to this Section 11.13 shall be deemed to have consented to such assignment or delegation upon receipt and acceptance by such Lender of all amounts due to such Lender as specified in subsection (b) above.”

SECTION 3. Repricing Amendment. The Existing Credit Agreement is, effective as of the Amendment No. 2 Effective Date and immediately after the effectiveness of the Master Assignment (which shall be effective immediately following the 11.13 Amendment), hereby amended as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by replacing clause (c) of the definition of “Applicable Margin” with the following:

“(c) in the case of Tranche B Term Loans, (i) the Applicable Margin for Tranche B Term Loans that are Eurodollar Rate Loans shall be 2.00%, and (ii) the Applicable Margin for Tranche B Term Loans that are Base Rate Loans shall be 1.00%.

(b) Section 2.05(a)(iii) of the Existing Credit Agreement is hereby amended and restated in its entirety with the following:

“(iii) Any prepayment made pursuant to this Section 2.05(a)(i) or Section 2.05(b)(v) of the Tranche B Term Loans as a result of a Repricing Event shall be accompanied by a prepayment fee, which shall initially be 1% of the aggregate principal amount prepaid and shall decline to 0% after December 26, 2018. Such amounts shall be due and payable to the Tranche B Lenders on the date of effectiveness of such Repricing Event.”

(c) Section 2.05(b)(vi) of the Existing Credit Agreement is hereby amended by replacing the reference to “December 31, 2018” with a reference to “December 31, 2019”.

SECTION 4. Conditions to Amendment. This Agreement shall become effective as of the first date (the “Amendment No. 2 Effective Date”) when each of the following conditions shall have been satisfied or waived in writing by the Administrative Agent:

(a) Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Existing Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment No. 2 Effective Date after giving effect to both the 11.13 Amendment and the Repricing Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Agreement, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01.

(b) No Default. No Default shall exist.

(c) This Agreement. The Administrative Agent shall have received executed counterparts hereof that, when taken together, bear the signatures of the Loan Parties, the Guarantors, the Consenting Tranche B Term Lenders, the Current Tranche B Term Lenders, and the Administrative Agent.

(d) Officer’s Certificates. The Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Borrower as of the Amendment No. 2 Effective Date, in form and substance satisfactory to the Administrative Agent, stating that (A) each Loan Party is in compliance with all existing financial obligations, (B) all material governmental, shareholder and third party consents and approvals, if any, with respect to the Loan Documents executed and delivered in connection with this Agreement and the transactions contemplated thereby have been obtained (and attaching copies thereof), and (C) that no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Loan Party or any transaction contemplated by the Loan Documents executed and delivered in connection with this Agreement, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect.

(e) Fees and Expenses. The Borrower shall have paid all fees required in connection with this Agreement and all costs and expenses (including attorneys’ costs and fees) incurred by the Administrative Agent and the Tranche B Term Loan Arranger in documenting or implementing same.

(f) Attorney Costs. The Borrower shall have paid all reasonable fees, charges and disbursements of counsel of the Administrative Agent and the Tranche B Term Loan Arranger to the extent invoiced prior to or on the Amendment No. 2 Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent or the Tranche B Term Loan Arranger, as applicable).

SECTION 5. Reaffirmation. By signing this Agreement, each Loan Party hereby confirms that this Agreement shall not effect a novation of any of the obligations of the Loan Parties under the Existing Credit Agreement, which obligations continue in full force and effect as set forth in the Credit Agreement, and each Loan Party and each Pledgor acknowledges and confirms that the obligations of the Loan Parties under the Existing Credit Agreement as modified or supplemented hereby and the Loan Parties and the Pledgors under the other Loan Documents (i) are entitled to the benefits of the guarantees, pledge of and/or grant of the security interests set forth or created in the Collateral Documents and the other Loan Documents, (ii) constitute “Obligations” and “Secured Obligations” or other similar term for purposes of the Credit Agreement, the Collateral Documents and all other Loan Documents, (iii) notwithstanding the effectiveness of the terms hereof, the Collateral Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party and each Pledgor hereby ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 6. Applicable Law; Jurisdiction; Venue.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE BORROWER, EACH PLEDGOR AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE JOINT LEAD ARRANGERS MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER, ANY PLEDGOR OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. THE BORROWER, EACH PLEDGOR AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 8. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. Miscellaneous.

(a) This Agreement shall constitute an amendment of the Existing Credit Agreement and a “Loan Document”. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent and the Tranche B Term Loan Arranger incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

(b) For the avoidance of doubt, the effectiveness of this Agreement and the Master Assignment shall be deemed to occur in the following order: (i) first, the 11.13 Amendment shall be deemed effective, (ii) second, the Master Assignment shall be deemed effective, and (iii) third, the Repricing Amendment shall be deemed effective. The Consenting Tranche B Term Lenders are executing this Agreement for the purpose of consenting to the 11.13 Amendment and also, in their capacity as Current Tranche B Term lenders, consenting to the Repricing Amendment, and the Current Tranche B Term Lenders (which term shall include all Consenting Tranche B Term Lenders together with Deutsche Bank AG New York Branch following the Master Assignment), are executing this Agreement for the limited purpose of consenting to the Repricing Amendment.

SECTION 10. Arranger Titles. From and after the Second Amendment Effective Date, the following entities shall have the following titles with respect to the Tranche B Term Loan Facility:

Deutsche Bank Securities Inc.	Left Lead Arranger, Syndication Agent, Joint Book Runner, and Co-Documentation Agent

U.S. Bank National Association	Right Lead Arranger and Joint Book Runner

Wells Fargo Securities LLC	Joint Lead Arranger, Joint Book Runner, and Co-Documentation Agent

JPMorgan Chase Bank, N.A.	Joint Lead Arranger, Joint Book Runner, and Co-Documentation Agent

Merrill Lynch, Pierce, Fenner & Smith Incorporated	Joint Lead Arranger, Joint Book Runner, and Co-Documentation Agent

Credit Agricole Corporate and Investment Bank	Joint Lead Arranger, Joint Book Runner, and Co-Documentation Agent

The Bank of Nova Scotia	Joint Lead Arranger, Joint Book Runner, and Co-Documentation Agent

Capital One, N.A.	Joint Lead Arranger, Joint Book Runner, and Co-Documentation Agent

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

BORROWER AND PLEDGOR:

RHP HOTEL PROPERTIES, LP,
a Delaware limited partnership, as Borrower and as a Pledgor

By: RHP Partner, LLC,
a Delaware limited liability company,
its general partner

By:
Mark Fioravanti
Vice President

GUARANTORS AND PLEDGORS:

RYMAN HOSPITALITY PROPERTIES, INC.,
a Delaware corporation, as a Guarantor and a Pledgor

By:
Mark Fioravanti
President and Chief Financial Officer

RHP PROPERTY GP, LP,
a Florida limited partnership, as a Guarantor

By: Opryland Hospitality, LLC,
a Tennessee limited liability company
its general partner

By:
Mark Fioravanti
Vice President

Signature Page – Amendment No. 2 to Fifth Amended and Restated Credit Agreement

RHP PROPERTY GT, LP,
a Delaware limited partnership, as a Guarantor

By: Opryland Hospitality, LLC,
a Tennessee limited liability company,
its general partner

By:
Mark Fioravanti
Vice President

RHP PROPERTY NH, LLC, a Maryland limited liability company, as a Guarantor and a Pledgor

By:
Mark Fioravanti
Vice President

RHP PARTNER, LLC, a Delaware limited liability company, as a Guarantor and a Pledgor

By:
Mark Fioravanti
Vice President

Signature Page – Amendment No. 2 to Fifth Amended and Restated Credit Agreement

RHP HOTELS, LLC, a Delaware limited liability company, as a Guarantor and a Pledgor

By:
Mark Fioravanti
Vice President

RHP PROPERTY GT, LLC, a Delaware limited liability company, as a Guarantor and a Pledgor

By:
Mark Fioravanti
Vice President

OPRYLAND HOSPITALITY, LLC, a Tennessee limited liability company, as a Guarantor and a Pledgor

By:
Mark Fioravanti
Vice President

Signature Page – Amendment No. 2 to Fifth Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
in its capacity as Administrative Agent

By:
Name: Anand. J. Jobanputra
Title: Senior Vice President

Signature Page – Amendment No. 2 to Fifth Amended and Restated Credit Agreement

CONSENTING TRANCHE B TERM LENDERS:

_______________________________, as a Consenting Tranche B Term Lender

By:
Name:
Title: